UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2015

Prosperity bancshares, inc.

(Exact name of registrant as specified in its charter)

Texas	1-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe Houston, Texas 77027 (Address of principal executive offices including zip code)

Registrant's telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

During its regularly scheduled meeting on April 21, 2015, the Board of Directors (the “Board”) of Prosperity Bancshares, Inc. (the “Company”) unanimously approved a resolution to amend and restate the Amended and Restated Bylaws of the Company (the “Bylaws”) to detail the shareholder vote required to approve matters brought before a meeting of shareholders of the Company. As provided by the Bylaws, directors are elected by a plurality vote. However, the Bylaws were also amended to provide that, in an uncontested election, any nominee for election who receives a greater number of “withhold” votes than votes “for” election will promptly tender to the Board his or her offer of resignation. If such an event were to occur, the amendment provides that the Nominating and Corporate Governance Committee of the Board will consider the resignation offer and make a recommendation to the Board whether to accept or reject the resignation offer based on all factors it deems relevant, including the various factors set forth in the Bylaws. The amendment further provides that the Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the shareholder vote. The amendments became effective on April 21, 2015.

The foregoing summary of the amendments to the Bylaws of the Company is not complete and is qualified in its entirety by reference to the complete text of such Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 21, 2015, the Company held its Annual Meeting of Shareholders to consider and act upon the items listed below:

1.

James A. Bouligny, W.R. Collier, Robert Steelhammer and H.E. Timanus, Jr. were elected as Class II directors to serve on the Board until the Company’s 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

	Votes For	Votes Withheld	Broker Non-Votes
James A. Bouligny	50,376,824	3,546,078	7,837,268
W.R. Collier	49,211,237	4,711,665	7,837,268
Robert Steelhammer	50,360,384	3,562,518	7,837,268
H.E. Timanus, Jr.	49,209,238	4,713,664	7,837,268

The following Class I and Class III directors continued in office after the Annual Meeting: William H. Fagan, M.D., Leah Henderson, Ned S. Holmes, William T. Luedke IV, Perry Mueller, Jr., D.D.S., Harrison Stafford II and David Zalman.

2.

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,460,642	268,993	30,534	—

3.	The shareholders adopted, on a non-binding, advisory basis, a proposal approving the compensation of the Company's named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,744,724	643,394	534,783	7,837,268

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of Prosperity Bancshares, Inc., effective April 21, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC.
(Registrant)

Dated: April 23, 2015	By:	/s/ Charlotte M. Rasche
Charlotte M. Rasche
Executive Vice President and General Counsel

exhibit index

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of Prosperity Bancshares, Inc., effective April 21, 2015.